     As filed with the Securities and Exchange Commission on April 30, 1999


                                                               File Nos. 33-6540
                                                                        811-5033

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 32

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 33


                          CITIFUNDS FIXED INCOME TRUST*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110



      It is proposed that this filing will become effective on May 3, 1999, pursuant to paragraph (b) of Rule 485.

      The Premium Portfolios, on behalf of Government Income Portfolio, has also executed this registration statement.

--------------------------------------------------------------------------------
* This filing relates solely to shares of the Trust's series CitiFunds Short-Term U.S. Government Income Portfolio.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


                                                                     MAY 3, 1999

CitiFunds(SM) Short-Term
U.S. Government
Income Portfolio


CITIBANK, N.A., INVESTMENT ADVISER

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS ACCOUNT .................................................    11
   YOUR FUND SHARES ....................................................    11
   HOW TO BUY SHARES ...................................................    15
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               16
   HOW TO SELL SHARES ..................................................    16
   REINSTATING RECENTLY SOLD SHARES ....................................    18
   EXCHANGES ...........................................................    18
   DIVIDENDS ...........................................................    19
   TAX MATTERS .........................................................    19

MANAGEMENT OF THE FUND .................................................    22
   INVESTMENT ADVISER ..................................................    22
   ADVISORY FEES .......................................................    23

MORE ABOUT THE FUND ....................................................    24
   PRINCIPAL INVESTMENT STRATEGIES .....................................    24
   RISKS ...............................................................    28

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------
Fund at a Glance


          This summary briefly describes CitiFunds Short-Term U.S. Government Income Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information about the Fund's investment strategies, risks, and investment structure, see MORE ABOUT THE FUND on page 24.

CitiFunds(SM) Short-Term
U.S. Government
Income Portfolio

          FUND GOAL

          The Fund's goals are to generate current income and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goals.

          MAIN INVESTMENT STRATEGIES

          CitiFunds Short-Term U.S. Government Income Portfolio invests in securities that are backed by the full faith and credit of the United States. The Fund invests in U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), as long as the timely payment of interest and principal are backed by the U.S. government.

          The Fund may use derivatives, such as financial futures and options on futures contracts, in order to protect (or "hedge") against changes in the prices of securities held or to be bought, or changes in interest rates, or to manage the maturity or duration of fixed income securities. The Fund may also invest in derivatives for non-hedging purposes, to enhance yields. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, the availability of liquid markets, and Citibank accurately predicting movements in interest rates.


          The Fund's average weighted maturity is generally expected to be three years or less.


          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 28 for more information about risks.

          o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise, although shorter term obligations are usually less sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


          o CREDIT RISK. The Fund invests only in securities that are backed by the full faith and credit of the United States. These securities are generally thought to have minimal credit risk.


          o PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including collateralized mortgage obligations (CMOs), are particularly susceptible to prepayment risk and their prices may be very volatile.

          o DERIVATIVES. The Fund's use of derivatives such as futures and options on futures contracts, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in interest rates and other economic factors and the availability of liquid markets. If Citibank's predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives.


          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST


          You should keep in mind that an investment in CitiFunds Short-Term U.S. Government Income Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Short-Term U.S. Government Income Portfolio if:


          o   You are seeking current income from your investments.

          o You are seeking the added protection against credit risk provided by U.S. government securities.

          o Your investment horizon is at least intermediate term -- typically at least three years.


          Don't invest in CitiFunds Short-Term U.S. Government Income Portfolio if:


          o   Your main objective is growth of principal over time.

          o You are not prepared to accept volatility of the Fund's share price and possible losses.

          o You are looking for an aggressive investment that provides the maximum potential for long-term return.

          o Your investment horizon is shorter term, usually less than three years.

Fund Performance

          The following bar chart and table can help you evaluate the risks of investing in the Fund, and how its returns have varied over time.

          o The bar chart shows changes in the Fund's performance from year to year over the last ten calendar years. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.


          o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges.


          o In both the chart and table, the returns shown for the Fund are for periods before January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Fund shares in the table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Fund shares.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year)


[Graphic Omitted]

--------------------------------------------------------------------------------
                           CITIFUNDS SHORT-TERM U.S.
                          GOVERNMENT INCOME PORTFOLIO

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
12.01%  7.90%  13.80%   5.56%   6.06%  (1.72%) 11.48%   3.02%   6.11%   6.33%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                    Quarter Ending
 ..............................................................................
Highest  3.89%                                       June 30, 1989
 ..............................................................................
Lowest  (1.79)%                                     March 31, 1990
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998
 ..............................................................................
                                                               Life of Fund
                                                                  Since
                                  1 Year   5 Years 10 Years  September 8, 1986
 ..............................................................................
CitiFunds Short-Term U.S.
Government Income Portfolio
(with maximum sales charge)        4.74%    4.64%    6.81%        6.14%
 ..............................................................................
Lehman 1-3 Year U.S. Gov't.
Index                              6.98%    5.96%    7.36%          * %
--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
Maximum Sales Charge                                  1.50%
(Load) Imposed on
Purchases
 ..............................................................................
Maximum Deferred Sales                                 None(1)
Charge (Load)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(2)
 ..............................................................................
Management Fees                                       0.35%
 ..............................................................................
Distribution (12b-1)Fees                              0.20%
 ..............................................................................
Other Expenses (administrative,
shareholder servicing and other expenses)             0.92%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                 1.47%
--------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or reimbursed, actual total
     operating expenses for the prior year were:      0.80%
Fee waivers and reimbursements may be reduced or terminated at any time.

(1)Except for investment of $500,000 or more.
(2)The Fund invests in an underlying mutual fund, Government Income Portfolio. This table reflects the expenses of the Fund and Government Income Portfolio.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

           o   you invest $10,000 in the Fund for the time periods indicated;

           o   you pay the maximum applicable sales charge;

           o   you reinvest all dividends; and

           o   you then sell all your shares at the end of those periods.

          The example also assumes that:

           o each investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and
           o   the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.


          Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
CITIFUNDS SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO
 ..............................................................................
                         1 Year       3 Years        5 Years       10 Years
 ..............................................................................
                          $297         $608           $941          $1,881

--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------

Your CitiFunds Account

          YOUR FUND SHARES:

           o Front-end load -- there is an initial sales charge of 1.50% or less

           o   Lower sales charge rates for larger investments

           o   Annual Shareholder Servicing fee of up to 0.25%


           o   Annual distribution/service fee of up to 0.15%

           o Annual fee of up to 0.05% for certain advertising costs currently not being paid


--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Shares of the Fund have annual DISTRIBUTION/SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1
          FEES, that are deducted from Fund assets and are used to
          compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales
          charges.
--------------------------------------------------------------------------------
          SALES CHARGES

           o Fund shares are sold at net asset value plus a front-end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Fund shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.


           o The chart below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals, called Shareholder Servicing Agents, who sell shares of the Fund receive. The distributor generally keeps up to approximately 10% of the sales charge imposed on shares of the Fund. Shareholder Servicing Agents that sell shares of the Fund will also receive the shareholder servicing fee payable on such shares at an annual rate equal to up to 0.25% of the average daily net assets represented by the shares of the Fund sold by them.


--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $50,000                   1.50%           1.52%           1.35%
 ..............................................................................
$50,000 to less than $250,000       1.00%           1.01%           0.90%
 ..............................................................................
$250,000 to less than $500,000      0.50%           0.50%           0.45%
 ..............................................................................
$500,000 or more                    none*           none*        up to 0.45%
--------------------------------------------------------------------------------
*A contingent deferred sales charge may apply in certain instances. See below.

           o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

           o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below.

           o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply.


          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.


          If you are subject to a CDSC,

           o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

           o You will not pay a CDSC on shares acquired through reinvestment of dividends, capital gain distributions and shares representing capital appreciation.

           o To ensure that you pay the lowest CDSC possible, the Fund will always use the Fund shares, if any, without a CDSC to fill your sell requests.

           o You will not pay a CDSC at the time you exchange your Fund shares for shares of certain CitiFunds -- any payment will be deferred until your shares are redeemed.

           o If you acquired your Fund shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

           o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of shares of the Fund. Further information about eligible purchasers may be found in the Appendix to this prospectus.

           o   Reduced sales charge plan for qualified groups.

           o   Right of Accumulation.

           o   Letter of Intent.

          CDSC

           o   Redemptions made within one year of the death of the shareholder.

           o Lump sum or other distributions from IRAs and certain other retirement accounts.

           o   Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          HOW TO BUY SHARES


          Shares of CitiFunds Short-Term U.S. Government Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Shareholder Servicing Agent) that has entered into a shareholder servicing agreement with the distributor concerning the Fund. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.


          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. The applicable sales charge will be added to the cost of your shares.

          Your Shareholder Servicing Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Shareholder Servicing Agent transmits the order when the check clears, usually within two business days.

          Your Shareholder Servicing Agent establishes and maintains your account and is the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Shareholder Servicing Agent for the Fund.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which is approximately equal to market value.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through your Shareholder Servicing Agent. If your account application permits, you may also make redemption requests by calling your Shareholder Servicing Agent. Each Shareholder Servicing Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.


          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Shareholder Servicing Agent.


          When you sell your shares of the Fund that are subject to a CDSC, they will be redeemed so as to minimize your CDSC.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Fund shares, the Fund permits you to repurchase shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify your Shareholder Servicing Agent in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for Class A shares of certain other CitiFunds. You may also be able to exchange your Fund shares for shares of certain CitiFunds that offer only a single class of shares, unless your Fund shares are subject to a CDSC. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through your Shareholder
          Servicing Agent. You may place exchange orders by telephone if your account application permits. Your Shareholder Servicing Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your shares of the Fund, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Fund shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          If your Fund shares are subject to a CDSC, no CDSC is imposed when you exchange your shares for Class A shares of certain CitiFunds that are made available by your Shareholder
          Servicing Agent. However, you may be required to pay a CDSC when you sell those shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          The Fund pays substantially all of its net income (if any) from dividends to its shareholders of record as a dividend monthly.


          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.


          You may choose to receive your dividends either in cash or as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local law.

          TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. The IRS Form 1099 that is mailed to you every January details your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S.
          government obligations may be exempt from certain state and local taxes.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.


          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

          INVESTMENT ADVISER


          CitiFunds Short-Term U.S. Government Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment adviser of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $327 billion in assets worldwide.


          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Denise Guetta, a Vice President of Citibank, has served as manager of the Fund since April 1997. Ms. Guetta is a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios. Ms. Guetta has over ten years investment experience. Prior to joining Citibank in 1996, she was a portfolio manager at Fischer Francis Trees and Watts, Inc., managing leveraged risk positions in the U.S. Treasury and Canadian markets. She began her career as an account executive at Drexel Burnham Lambert, Inc. managing fixed income and equity portfolios.

          ADVISORY FEES

          For the investment advisory services Citibank provided to the Fund and its underlying mutual fund during the fiscal year ended December 31, 1998, Citibank received a total of 0.35% of the Fund's average daily net assets.

                                                          ----------------------
                                                             MORE ABOUT THE FUND
                                                          ----------------------

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments, investment strategies and risks appears below.


          PRINCIPAL INVESTMENT STRATEGIES

          CitiFunds Short-Term U.S. Government Income Portfolio's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, the Fund's portfolio manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goal and strategies may be changed without shareholder approval.


          The Fund invests in debt securities that are backed, as to timely repayment of principal and interest, by the full faith and credit of the U.S. Government. These include U.S. Treasury bills, notes and bonds, and obligations, including mortgage-backed securities, issued or guaranteed by U.S. government agencies or instrumentalities. Even if the U.S. government or one of its agencies guarantees principal and interest payments, the market price of the security is not insured and may be volatile.

--------------------------------------------------------------------------------
          WHAT ARE MORTGAGE-BACKED SECURITIES?

          Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Interest and principal payments on many mortgage-backed securities are guaranteed by U.S. government agencies or instrumentalities. Certain types of mortgage- backed securities are called collateralized mortgage obligations, or CMOs.
--------------------------------------------------------------------------------

          The Fund may invest up to 80% of its assets in mortgage-backed securities that are direct pass-through certificates called "GNMAs" or in collateralized mortgage obligations that are backed by GNMAs. GNMAs are securities backed by a pool of mortgages guaranteed as to payment and principal by the Government National Mortgage Association.


          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes. The Fund may also lend its portfolio securities or sell its securities short, as long as, in the case of a short sale, the Fund owns, or has the right to obtain, the securities being sold short.

          DERIVATIVES. The Fund may invest in derivatives including financial futures and options on futures contracts. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future. The Fund may also use derivatives, for non-hedging purposes, to enhance yields, price sensitivity, and potential gain.

          The derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guarantees counterparty performance. In some cases, the derivatives may be illiquid, and the Fund may bear more counterparty risk. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in money market instruments and other very short-term instruments. The income on money market and other very short-term instruments is likely to be less than the income on the debt obligations generally purchased by the Fund.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Government Income Portfolio, having the same investment goals and strategies as the Fund. Government Income Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.


          MANAGEMENT STYLE
   >

          Managers of mutual funds use different styles when selecting securities to purchase. In selecting securities to buy for the Fund, Citibank first establishes the overall duration of the portfolio and its yield curve position, based upon the portfolio managers' outlook on the economy, prospects for economic growth and inflation, and the U.S. government bond market. The portfolio managers then allocate the portfolio between the two primary sectors of the U.S. government securities market, U.S. Treasury and agency obligations, in an attempt to maximize exposure to securities providing the best relative values. The portfolio managers then choose individual securities based upon their relative value within their sector. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the portfolio managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. For information about the portfolio managers, see "Investment Adviser" on page 22.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank or its affiliates exercise investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise, although shorter term obligations are usually less sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


          CREDIT RISK. The Fund invests only in securities that are backed by the full faith and credit of the United States. These securities are generally thought to have minimal credit risk.

          PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile.


          DERIVATIVES. The Fund's use of derivatives such as futures and options on futures contracts, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict movements in interest rates and other economic factors and the availability of liquid markets. If Citibank's predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives.


          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

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
                                                          ----------------------
                                                            FINANCIAL HIGHLIGHTS
                                                          ----------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                                                   Year Ended December 31,
                                        ----------------------------------------------------------------------------------
                                          1998               1997               1996               1995              1994+
 ..........................................................................................................................
Net Asset Value, beginning of
  period                                $ 9.61             $ 9.55             $ 9.78             $ 9.28             $ 9.91
 ..........................................................................................................................
Income From Operations:
Net investment income                    0.473              0.504              0.516              0.543              0.466
Net realized and unrealized gain
  (loss)                                 0.121              0.064             (0.232)             0.500             (0.635)
 ..........................................................................................................................
    Total from operations                0.594              0.568              0.284              1.043             (0.169)
 ..........................................................................................................................
Less Distributions From:
Net investment income                   (0.474)            (0.508)            (0.514)            (0.543)            (0.461)
 ..........................................................................................................................
    Total distributions                 (0.474)            (0.508)            (0.514)            (0.543)            (0.461)
 ..........................................................................................................................
Net Asset Value, end of period          $ 9.73             $ 9.61             $ 9.55             $ 9.78             $ 9.28
 ..........................................................................................................................
Total return                              6.33%              6.11%              3.02%             11.48%             (1.72)%
 ..........................................................................................................................

                                                                   Year Ended December 31,
                                        ----------------------------------------------------------------------------------
                                          1998               1997               1996               1995              1994+
 ..........................................................................................................................

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $48,034            $20,237            $26,744            $35,325            $52,933
Ratio of expenses to average net
  assets (A)                              0.80%              0.80%              0.80%              0.80%              0.80%
Ratio of net investment income to
  average net assets                      4.98%              5.20%              5.31%              5.38%              4.72%
Portfolio turnover (B)                     288%               126%               100%               284%                40%

Note: If agents of the Fund for the periods indicated and agents of Government Income Portfolio for the periods after May 1,
1994 had not voluntarily waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share         $0.413             $0.442             $0.460             $0.499             $0.421
RATIOS:
Expenses to average net assets (A)        1.42%              1.43%              1.38%              1.23%              1.26%
Net investment income to average
  net assets                              4.36%              4.57%              4.73%              4.95%              4.26%

(A) Includes the Fund's share of Government Income Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B) The portfolio turnover rates for the periods beginning May 1, 1994 represent the rate of portfolio activity of
    Government Income Portfolio, the underlying portfolio through which the Fund invests. The Fund's portfolio turnover for the period January 1, 1994 to April 30, 1994 was 22% which represents the rate of portfolio activity for the period the
    Fund was making investments directly in securities.
+   On May 1, 1994, the Fund began investing all of its investable assets in Government Income Portfolio.


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                        --------
                                                                        APPENDIX
                                                                        --------

          SHARES OF THE FUND -- ELIGIBLE PURCHASERS
          Fund shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A. or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent

            [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Shareholder Servicing Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)

            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999

            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of shares of the Fund;
               however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge will be waived under certain circumstances, as described below; in determining whether a contingent deferred sales charge on Fund shares is payable, and if so, the amount of the charge:

               o it is assumed that shares not subject to the contingent
                 deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               o any applicable contingent deferred sales charge will be
                 deferred upon an exchange of Fund shares for certain shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               o the holding period of shares so acquired through an exchange will be aggregated with the period during which the original shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               o the redemption has occurred no more than 60 days prior to the purchase of shares of the Fund

            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               o the redemption is made within 60 days prior to the investment in the Fund, and

               o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http:/ /www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


SEC File Number: 811-5033                                          CFP-USG 5/99

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
                                                                  Statement of
                                                        Additional Information

                                                                   May 3, 1999


CITIFUNDS(SM) SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO

    CitiFunds(SM) Short-Term U.S. Government Income Portfolio (the "Fund") is a series of CitiFunds Fixed Income Trust (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679. The Trust invests all of the investable assets of the Fund in Government Income Portfolio (the "Portfolio"), which is a separate series of The Premium Portfolios, a trust organized under the laws of the State of New York (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust ...........................................................    2
 2. Investment Objectives and Policies; Special Information Concerning
    Investment Structure ................................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   11
 5. Performance Information .............................................   13
 6. Determination of Net Asset Value; Valuation of Securities ...........   15
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   15
 8. Management ..........................................................   21
 9. Portfolio Transactions ..............................................   28
10. Description of Shares, Voting Rights and Liabilities ................   29
11. Tax Matters .........................................................   30
12. Certain Bank Regulatory Matters .....................................   31
13. Financial Statements ................................................   32

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 3, 1999, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 32 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free 1-800-625-4554.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                 1.  THE TRUST


    CitiFunds Fixed Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust was called Landmark U.S. Government Income Fund until its name was changed to Landmark Fixed Income Funds effective June 11, 1992. Effective March 2, 1998, the Trust's name was changed to CitiFunds Fixed Income Trust. This Statement of Additional Information describes CitiFunds Short-Term U.S. Government Income Portfolio (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark U.S. Government Income Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated May 3, 1999, of the Fund.


    The Fund is a diversified fund. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended ("the 1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.


    Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, unless the context otherwise requires. In addition, references to the Trust include the Portfolio Trust, unless the context otherwise requires.


    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

    CFBDS, Inc. ("CFBDS"), the administrator of the Fund (the "Administrator"), and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of the Portfolio (the "Portfolio Administrator"), supervise the overall administration of the Fund and the Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents").

                   2.  INVESTMENT OBJECTIVES AND POLICIES;
             SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objectives of the Fund are to generate current income and preserve the value of its shareholders' investment.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.


    As noted above, the Fund does not invest directly in securities, but instead invests all of its investable assets in the Portfolio, which has the same investment objectives and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with these objectives and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve their objectives. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment objectives and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objectives and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objectives, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.


    Certain investment restrictions of the Portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the Portfolio. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS.

      3.  DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES


    The Fund may, but need not, invest in all of the investments and utilize any or all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Adviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Adviser's opinion, make economic sense.


    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the Fund. The policies described herein are not fundamental and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

    The Fund invests in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government.


    The debt obligations in which assets of the Fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities. The Fund may only invest in obligations issued or guaranteed by U.S. Government agencies if such obligations are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, e.g., direct pass-through certificates of the Government National Mortgage Association.


    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    Although U.S. Government obligations which are purchased for the Fund may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

    The Adviser intends to fully manage the investments of the Fund by buying and selling U.S. Government obligations, and by entering into repurchase agreements covering such obligations, as well as by holding selected obligations to maturity. In managing the Fund's investments, the Adviser seeks to maximize the return for the Fund by taking advantage of market developments and yield disparities, which may include use of the following strategies:

        (1) shortening the average maturity of the Fund's securities in anticipation of a rise in interest rates so as to minimize depreciation of principal;

        (2) lengthening the average maturity of the Fund's securities in anticipation of a decline in interest rates so as to maximize appreciation of principal;

        (3) selling one type of U.S. Government obligation (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

        (4) changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.


    These strategies may result in increases or decreases in the Fund's current income and in the holding for the Fund of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Adviser's expectations of changes in interest rates or its valuation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased.

    In order to enhance the stability of the value of shares of the Fund by reducing volatility resulting from changes in interest rates and other market conditions, the dollar weighted average maturity of the Fund's investment securities is generally three years or less. The Fund is managed to provide an income yield that is generally higher than those offered by money market funds, which have a share price which is more stable than the value of an investment in the Fund and which have a portfolio of investments with an average maturity which is shorter than the Fund's securities. It is intended that the Fund will have a share price that is more stable than the share price of other fixed income funds that have a longer term investment focus. Debt securities with longer maturities than those in which the assets of the Fund are invested generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. At the same time, the securities in which the assets of the Fund are invested tend to produce lower yields and are subject to lower market fluctuation as a result of changes in interest rates than debt securities with longer maturities that tend to be purchased by longer term bond funds than the Fund. However, since available yields vary over time, no specific level of income can be assured. The income derived from an investment in the Fund increases or decreases in relation to the income received by the Fund from its investments, which in any case is reduced by the Fund's expenses.


REPURCHASE AGREEMENTS


    The Fund may invest in repurchase agreements. collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.


REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements subject to the Fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.


FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.


    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.


    The Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.


    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.


    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the Fund's strategies involving futures.


    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions, together with any premiums on options on futures contracts (see "Options on Futures Contracts" below) used for non-hedging purposes, would exceed 5% of the Fund's net assets.


    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by the Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.


    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

    The use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."


OPTIONS ON FUTURES CONTRACTS

    The Fund may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date), as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account. The Fund may cover the writing of put options on futures contracts
(a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of projected changes in interest rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.


FURTHER INFORMATION REGARDING DERIVATIVES

    Transactions in financial futures and options on futures contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. Financial futures and options on futures contracts may be used alone or in combinations in order to create synthetic exposure to securities in which the Fund otherwise invests.


WHEN-ISSUED SECURITIES


    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.


SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS


    The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans, as long as they are backed by the full faith and credit of the United States Government. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The Fund may purchase mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.

    A portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"); provided, however, that the CMOs are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets; provided, however, that the Mortgage Assets are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.


    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.


    Determinations of average maturity of mortgage-backed securities take into account expectations of prepayments, which may change in different interest rate environments. The Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Adviser will make loans only when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the market value of the Fund's total assets.


RULE 144A SECURITIES


    Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of restricted securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS


    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


DEFENSIVE STRATEGIES


    The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in money market instruments and other very short-term instruments, as long as the instruments purchased are backed by the full faith and credit of the United States. The income on money market and other very short-term instruments is likely to be less than the income on the debt obligations generally purchased by the Fund.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, have each adopted the following policies which may not be changed with respect to the Fund or the Portfolio without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the Fund nor the Portfolio may:

        (1) Borrow money or pledge, mortgage or hypothecate assets of the Fund or Portfolio, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the Fund's or the Portfolio's net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/ 3 of such assets to secure such borrowings (it is intended that money would be borrowed for the Fund or Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction.

        (2) Purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained for the Fund or Portfolio as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund or Portfolio in connection with the purchase, ownership, holding or sale of futures contracts.

        (3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts.

        (4) Underwrite securities issued by other persons except insofar as either the Trust or the Portfolio Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security (provided, however, that the Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio")).

        (5) Make loans to other persons except (a) through the lending of the Fund's or Portfolio's securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets, as the case may be (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (6) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust and Portfolio Trust reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

        (7) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund or Portfolio, except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (8) Purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the assets of the Fund or Portfolio (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or any political subdivision of the United States or any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); provided that for purposes of this restriction the issuer of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (9) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or Portfolio (taken at market value), is held as collateral for such sales at any one time.

        (10) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the investment objective of the Fund or Portfolio up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

        (11) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


    The Trust, with respect to the Fund, and the Portfolio Trust, with respect to the Portfolio, have each also adopted a policy which is fundamental and which provides that all of the assets of the Fund or Portfolio will be invested in obligations that are backed by the full faith and credit of the U.S. Government except that all of the assets of the Fund may be invested in a Qualifying Portfolio all of whose assets will be invested in obligations that are backed by the full faith and credit of the U.S. Government. This policy is not intended to prohibit the use of futures contracts on fixed income securities or options on futures contracts by the Fund. Investment Restriction
(9) above applies only to short sales of or short positions in securities, and does not prevent the writing, purchase, ownership, holding or sale of futures contracts.

    For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.


    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.


    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.


    The Fund may provide its period, annualized, cumulative and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time.


    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.


    Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value. Any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment.


    A current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.


    Set forth below is average annual total rate of return information for shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. The return information relates to periods prior to January 4, 1999, when there were no sales charges on the purchase or sale of the Fund's shares. Performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                                            REDEEMABLE VALUE
                                                                       AVERAGE ANNUAL      OF A HYPOTHETICAL
                                                                         TOTAL RATE        $1,000 INVESTMENT
                                                                          OF RETURN     AT THE END OF THE PERIOD
                                                                          ---------     ------------------------
CITIFUNDS SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO
Ten years ended December 31, 1998 ...................................       6.81%                $1,931
Five years ended December 31, 1998 ..................................       4.64%                $1,254
One year ended December 31, 1998 ....................................       4.74%                $1,047


    The annualized yield of shares of the Fund for the 30-day period ended December 31, 1998 was 4.18%.

    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events.

    Performance prior to January 4, 1999 used for advertising and sales purposes will be adjusted to include the sales charges currently in effect. Shares of the Fund are sold at net asset value plus a current maximum sales charge of 1.50%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.


        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value of each share of the Fund is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to shares of the Fund (including its interest in the Portfolio), then subtracting the liabilities charged to the shares, and then dividing the result by the number of outstanding shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.


    The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    Bonds and other fixed income securities (other than short-term obligations maturing in 60 days or less) held for the Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.


             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    You may purchase your Fund shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending on the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." Shares of the Fund are also subject to an annual distribution fee of up to 0.15%, an additional fee of up to 0.05% for expenses incurred in connection with print or electronic media advertising, and a 0.25% shareholder servicing agent fee. See "Distributor." Set forth below is an example of the method of computing the offering price of the shares of the Fund. The example assumes a purchase on December 31, 1998 of shares of the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below:

                                                                                 CITIFUNDS SHORT-TERM U.S.
                                                                                GOVERNMENT INCOME PORTFOLIO
                                                                                ---------------------------

Net Asset Value per share .....................................................            $9.73
Per Share Sales Charge -- 1.50% of public offering price
  (1.52% of net asset value per share) ........................................            $0.15
Per Share Offering Price to the Public ........................................            $9.88


    The Fund receives the entire net asset value of all shares of the Fund that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below to shareholder servicing agents which are broker-dealers. The Distributor keeps the full applicable sales charge with respect to shares of the Fund sold by shareholder servicing agents that are not broker-dealers.

    The front-end sales charge for shares of the Fund expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------
Less than $50,000 ................................           1.50%                      1.52%                      1.35%
$50,000 to less than $250,000 ....................           1.00%                      1.01%                      0.90%
$250,000 to less than $500,000 ...................           0.50%                      0.50%                      0.45%
$500,000 or more .................................           none*                      none*                   up to 0.45%

----------
*A contingent deferred sales charge ("CDSC") may apply in certain instances.
 See "Sales Charge Waivers" below.

SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Fund shares, and any CDSC imposed upon sales of Fund shares, are waived. Waivers are generally instituted in order to promote goodwill with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

FRONT-END SALES CHARGE

o Reinvestment. The sales charge does not apply to Fund shares acquired through the reinvestment of dividends and capital gains distributions.

o Eligible Purchasers. Shares of the Fund may be purchased without a sales charge by the following eligible purchasers:

   [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

   [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

   [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

   [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent

   [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Shareholder Servicing Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of any of the foregoing)

   [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

   [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

   [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

   [] separate accounts used to fund certain unregistered variable annuity contracts

   [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

   [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

   [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

   [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

   []  accounts associated with Copeland Retirement Programs

   [] investors purchasing $500,000 or more of shares of the Fund; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge will be waived under certain circumstances, as described below; in determining whether a contingent deferred sales charge on Fund shares is payable, and if so, the amount of the charge:

       + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

       + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

       + any applicable contingent deferred sales charge will be deferred upon an exchange of Fund shares for certain shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

       + the holding period of shares so acquired through an exchange will be aggregated with the period during which the original shares were held

   [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

       + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

       + the redemption has occurred no more than 60 days prior to the purchase of shares of the Fund

   [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

       + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

       + the redemption is made within 60 days prior to the investment in the Fund, and

       + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

CONTINGENT DEFERRED SALES CHARGE:

o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

o  Waivers. The CDSC will be waived in connection with:

   [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

   [] a lump sum or other distribution in the case of an Individual Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

   [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

   [] a redemption resulting from a tax-free return of an excess contribution to an IRA

   []  redemptions made under the Fund's Systematic Withdrawal Plan

SHAREHOLDER PROGRAMS


    The Fund makes the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Fund shares, to exchange Fund shares for shares of other CitiFunds, without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact your Shareholder Servicing Agent.


REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

   []  have been in existence for more than six months

   []  have a purpose other than acquiring Fund shares at a discount

   [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

   []  have more than ten members

   [] be available to arrange for group meetings between representatives of the Fund and the members

   [] agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the distributor

   [] seek to arrange for payroll deduction or other bulk transmission of investments to the Fund

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of shares of the Fund alone or in combination with any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Fund's distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

   [] The shareholder's Shareholder Servicing Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

   [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

   [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

   [] The value of shares of the Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

   [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from a Shareholder Servicing Agent stating that the shares were paid for by the person signing the letter.

   [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

   [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

        If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of shares of the Fund when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $40,000 and purchases an additional $10,000 of shares of the Fund, the sales charge for the $10,000 purchase would be at the rate of 1.00% (the rate applicable to single transactions from $50,000 to less than $250,000). A shareholder must provide his or her Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    The Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.

    To participate in the Plan, you must complete the appropriate forms provided by your Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE

    Shareholders who have redeemed shares of the Fund may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing shares of the Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Shareholder Servicing Agents in writing at the time the privilege is exercised.

EXCHANGE PRIVILEGE


    Shares of the Fund may be exchanged for Class A shares of certain other CitiFunds that are made available by your Shareholder Servicing Agent, or may be acquired through an exchange of Class A shares of those funds. Fund shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Fund shares are subject to a contingent deferred sales charge.

    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares of the other Fund are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on Fund shares that are subject to a CDSC when they are exchanged for Class A shares of certain other CitiFunds. Investors whose shares were outstanding on January 4, 1999 are able to exchange those shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    You must notify your Shareholder Servicing Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. To qualify for this sales charge waiver or reduced sales charge, at the time of exchange you must notify your Shareholder Servicing Agent. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which is the shareholder of record of the Fund. Each Shareholder Servicing Agent establishes its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate written disclosure of any fees that it may charge them directly. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent. Each Shareholder Servicing Agent is responsible for transmitting promptly orders of its customers.

    Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the transfer agent and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the transfer agent or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or the Portfolio normally utilizes is restricted or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or the Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

    A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

                                8.  MANAGEMENT

    The Fund is supervised by the Board of Trustees of the Trust, and the Portfolio is supervised by the Board of Trustees of the Portfolio Trust. In each case, a majority of the Trustees are not affiliated with Citibank. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio.

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 47 - President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 72 - Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 59 - Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 47 - President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.


HEATH B. MCLENDON*; 65 - Chairman, President, and Chief Executive Officer of SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.


C. OSCAR MORONG, JR.; 64 - Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 64 - Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 78 - Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST


ELLIOTT J. BERV; 56 - Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.


PHILIP W. COOLIDGE*; 47 - President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.


MARK T. FINN; 55 - President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.


C. OSCAR MORONG, JR.; 64 - Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 72 - President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 64 - Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE*; 47 - President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 28 - Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).


TAMIE EBANKS-CUNNINGHAM*; 26 - Assistant Secretary of the Trust and the Portfolio Trust, Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.


JOHN R. ELDER*; 50 - Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 33 - Secretary of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN*; 52 - Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 35 - Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).

MOLLY S. MUGLER*; 47 - Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 30 - Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 50 - Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 39 - Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which CFBDS, SFG or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                          TRUSTEE COMPENSATION TABLE

                                                             PENSION OR                              TOTAL COMPENSATION
                                                             RETIREMENT            ESTIMATED        FROM THE REGISTRANT
                                       AGGREGATE          BENEFITS ACCRUED           ANNUAL        AND FUND COMPLEX PAID
                                      COMPENSATION        AS PART OF FUND           BENEFITS                 TO
    TRUSTEE                           FROM FUND(1)            EXPENSES          UPON RETIREMENT        TRUSTEES(1)(2)
    -------                           ------------            --------          ---------------       --------------

Philip W. Coolidge                       $    0                 None                  None                $     0
Riley C. Gilley                          $1,687                 None                  None                $41,500
Diana R. Harrington                      $1,756                 None                  None                $59,000
Susan B. Kerley                          $1,744                 None                  None                $55,000
Heath B. McLendon (3)                         0                 None                  None                      0
C. Oscar Morong, Jr.                     $1,810                 None                  None                $71,000
E. Kirby Warren                          $1,731                 None                  None                $49,000
William S. Woods, Jr.                    $1,731                 None                  None                $54,000
----------
(1)  For the fiscal year ended December 31, 1998.
(2)  Messrs. Coolidge, Gilley, McLendon, Morong, Warren and Woods, and Mses. Harrington and Kerley are
     Trustees of 50, 34, 22, 41, 41, 27, 29, and 29 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3)  Mr. McLendon was appointed as Trustee in February, 1999.

    As of April 9, 1999, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or its affiliates, as Shareholder Servicing Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Portfolio Trust, may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, as appropriate, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    For its services under the Advisory Agreement with respect to the Portfolio, Citibank receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.35% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. Citibank may reimburse the Portfolio or waive all or a portion of its advisory fees. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees paid to Citibank under the Advisory Agreement, were $198,024 (of which $2,044 was voluntarily waived), $196,529 (of which $5,466 was voluntarily waived), and $235,934, respectively.


ADMINISTRATOR

    Pursuant to administrative services agreements (the "Administrative Services Agreements"), CFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities and CFBDS and SFG supervise the overall administration of the Trust or the Portfolio Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of CFBDS, SFG or their affiliates.


    The fees payable to the Administrator and the Portfolio Administrator, respectively, under the Administrative Services Agreements are 0.25% of the average daily net assets of the Fund, and 0.05% of the average daily net assets of the Portfolio, accrued daily and paid monthly, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrator and the Portfolio Administrator has voluntarily agreed to waive a portion of the fees payable as necessary to maintain the projected rate of total operating expenses. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees payable to CFBDS from the Fund under the Administrative Services Agreement were $74,177 (all of which was voluntarily waived) $58,254 (all of which was voluntarily waived), and $72,730 (all of which was voluntarily waived), respectively. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees payable to SFG from the Portfolio under the Administrative Services Agreement with the Portfolio Trust were $28,289 (of which $27,649 was voluntarily waived), $28,076 (of which $27,174 was voluntarily waived), and $33,706 (all of which was voluntarily waived), respectively.


    The Administrative Services Agreement with the Trust continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither CFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

    The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.

    CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.

    Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, CFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's or the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by Citibank and, respectively, CFBDS or SFG, not in excess of the amount paid to CFBDS or SFG for its respective services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by CFBDS or SFG.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreement, CFBDS is obligated to use its best efforts to sell shares of the Fund.

    Either party may terminate the Distribution Agreement on not less than 30 days' nor more than 60 days' written notice to the other party. Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year upon annual approval by the Trust's Board of Trustees, by vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the Fund after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Fund may pay a distribution fee to the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor receives the distribution fees for its services under the Distribution Agreement in connection with the distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the Fund and other distribution-related expenses. The Distribution Plan permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of shares.

    The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plan, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. After the prospectuses and periodic reports of the Fund have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Fund to prospective investors. For the fiscal years ended December 31, 1996, 1997 and 1998, the fees payable to the Distributor by the Fund under the Distribution Agreement were $44,506 (all of which was voluntarily waived), $34,953 (all of which was voluntarily waived) and $43,638 (all of which was voluntarily waived), respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising.


    The Distributor may enter into agreements with Shareholder Servicing Agents and may pay compensation to such Shareholder Servicing Agents for accounts for which the Shareholder Servicing Agents are holders of record. Payments may be made to the Shareholder Servicing Agents or for other distribution expenses out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Fund and its shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from the Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan are included in this expense limitation. Within this overall limitation, individual fees may vary. Distribution fees may be used to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors, and to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

    The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan with respect to the Fund may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


    The Trust has entered into a shareholder servicing agreement (a "Shareholder Servicing Agreement") with each Shareholder Servicing Agent pursuant to which such Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees. Shareholder Servicing Agents that sell shares of the Fund receive a shareholder servicing fee payable on such shares at an annual rate equal to 0.25% of the average daily net assets represented by such shares. For the fiscal years ended December 31, 1996, 1997 and 1998, the aggregate fees paid to Shareholder Servicing Agents under the Shareholder Servicing Agreements for the Fund, were $74,177, $58,254 and $72,730, respectively.


    The Trust has also entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees.

    The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent and a custodian and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.

    State Street acts as transfer agent and dividend disbursing agent for the Fund. The Portfolio Trust, on behalf of the Portfolio has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for the Portfolio. The Portfolio Trust, on behalf of the Portfolio also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the Portfolio. State Street Cayman also provides transfer agency services to the Portfolio Trust.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP are the chartered accountants for the Portfolio Trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5X 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

                          9.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of Portfolio activity increases. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1996, 1997 and 1998, the Portfolio paid no brokerage commissions.


          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") At any meeting of shareholders of any series, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series') outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which is the shareholder of record of the Fund. The Fund's transfer agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                               11.  TAX MATTERS
TAXATION OF THE FUND AND PORTFOLIO

    The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any federal income or excise taxes.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS; FEDERAL. Shareholders of the Fund will generally have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    TAXATION OF DISTRIBUTIONS; STATE. Although shareholders of the Fund generally will have to pay state and local taxes on the dividends and capital gain distributions they receive from the Fund, distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Fund shares.

    EFFECTS OF CERTAIN INVESTMENTS. The Fund's and the Portfolio's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund or Portfolio income and distributions to shareholders. For example, certain positions held by the Fund or the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund or the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund or Portfolio losses, adjustments in the holding periods of securities held by the Fund or the Portfolio and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Fund and the Portfolio each intend to limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


                     12.  CERTAIN BANK REGULATORY MATTERS

    The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


                          13.  FINANCIAL STATEMENTS


    The audited financial statements of the Fund (Statement of Assets and Liabilities at December 31, 1998, Statement of Operations for the year ended December 31, 1998, Statement of Changes in Net Assets for the years in the two-year period ended December 31, 1998 and Financial Highlights for each of the years in the five-year period ended December 31, 1998, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, on behalf of the Fund.


    The audited financial statements of the Portfolio (Portfolio of Investments at December 31, 1998, Statement of Assets and Liabilities at December 31, 1998, Statement of Operations for the year ended December 31, 1998, Statement of Changes in Net Assets for the years in the two-year period ended December 31, 1998 and Financial Highlights for each of the years in the four-year period ended December 31, 1998 and for the period May 1, 1994 (commencement of operations) to December 31, 1994, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.


    Copies of the Annual Report to Shareholders of the Fund accompany this Statement of Additional Information.

                                    PART C


Item 23. Exhibits.

           * a(1)        Declaration of Trust of Registrant
  * and **** a(2)        Amendments to Registrant's Declaration of Trust
           * b(1)        Amended and Restated By-Laws of Registrant
           * b(2)        Amendments to Amended and Restated By-Laws of
                         Registrant
           * e           Amended and Restated  Distribution  Agreement  between
                         the Registrant and CFBDS, Inc. ("CFBDS"), as
                         distributor with respect to shares of CitiFunds
                         Short-Term U.S. Government Income Portfolio
           * g           Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as
                         custodian
         *** h(1)        Amended and Restated Administrative Services Plan of
                         the Registrant with respect to CitiFunds Short-Term
                         U.S. Government Income Portfolio
         *** h(2)        Administrative Services Agreement between the
                         Registrant and CFBDS, as administrator with respect to
                         CitiFunds Short-Term U.S. Government Income Portfolio
         *** h(3)        Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS with respect to CitiFunds
                         Short-Term U.S. Government Income Portfolio
       ***** h(4)(i)     Form of Shareholder Servicing Agreement between the
                         Registrant and Citibank, N.A., as shareholder servicing
                         agent for CitiFunds Short-Term U.S. Government Income
                         Portfolio
       ***** h(4)(ii)    Form of Shareholder Servicing Agreement between the
                         Registrant and a federal savings bank, as shareholder
                         servicing agent for CitiFunds Short-Term U.S.
                         Government Income Portfolio
       ***** h(4)(iii)   Form of Shareholder Servicing Agreement between the
                         Registrant and CFBDS, as shareholder servicing agent
                         for CitiFunds Short-Term U.S. Government Income
                         Portfolio
          ** h(4)(iv)    Form of Shareholder Servicing Agreement between the
                         Registrant and a national banking association or
                         subsidiary thereof or state chartered banking
                         association, as shareholder servicing agent for
                         CitiFunds Short-Term U.S. Government Income Portfolio
           * h(5)        Transfer  Agency and  Service  Agreement  between  the
                         Registrant and State Street, as transfer agent
           * h(6)        Accounting  Services  Agreement between the Registrant
                         and State Street, as Fund accounting agent
         *** i           Opinion and consent of counsel
             j           Independent auditors' consent
           * m           Amended  and   Restated   Distribution   Plan  of  the
                         Registrant for shares of CitiFunds Short-Term U.S.
                         Government Income Portfolio
             n           Financial data schedule
 *and ****** p(1)        Powers of Attorney for the Registrant
         *** p(2)        Powers of Attorney for The Premium Portfolios

---------------------
     * Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on February 20, 1998.
    ** Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on June 29, 1998.
   *** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 16, 1998.
  **** Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 21, 1998
 ***** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on February 16, 1999.
****** Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (file No. 33-6540) as filed with the Securities and Exchange Commission on April 16, 1999.


Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.


Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreement between the Registrant and CFBDS, filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

      Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof):
Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, High Yield Portfolio, Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(SM) Tax Free Income Trust (CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio and CitiFunds(SM) California Tax Free Income Portfolio), CitiFunds(SM) Multi-State Tax Free Trust (CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves and CitiFunds(SM) Connecticut Tax Free Reserves), CitiFunds(SM) Institutional Trust (CitiFunds(SM) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFunds(SM) Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $327 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

      John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and
H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

      Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:

Paul J. Collins              Director, Kimberly-Clark Corporation

Robert I. Lipp               Chairman,   Chief   Executive   Officer  and
                             President, Travelers Property Casualty Co.

John S. Reed                 Director, Monsanto Company
                             Director, Philip Morris Companies
                               Incorporated
                             Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes            Director, Private Export Funding
                               Corporation

H. Onno Ruding               Supervisory Director,  Amsterdamsch Trustees
                              Cantoor B.V.
                             Director, Pechiney S.A.
                             Advisory Director,  Unilever NV and Unilever PLC
                             Director, Corning Incorporated


Item 27.  Principal Underwriters.

      (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Balanced Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500, CitiFunds(SM) Small Cap Growth VIP Portfolio, CitiSelect(R) Folio 100, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, and CitiSelect(R) Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, High Yield Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Emerging Growth Fund, Government Fund, Growth and Income Fund, International Equity Fund, Municipal Fund, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Balanced Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, GT Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Van Kampen American Capital Enterprise Portfolio, Centurion Tax-Managed U.S. Equity Fund, Centurion Tax-Managed International Equity Fund, Centurion U.S. Protection Fund, Centurion International Protection Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, and Salomon Brothers Variable Asia Growth Fund.

      (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

      (c) Not applicable.


Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   CFBDS, Inc.                                21 Milk Street, 5th Floor
   (administrator and distributor)            Boston, MA 02109

   State Street Bank and Trust Company        1776 Heritage Drive
   (transfer agent, custodian and fund        North Quincy, MA 02171
   accounting agent)

   Citibank, N.A.                             153 East 53rd Street
   (investment adviser)                       New York, NY 10043

   SHAREHOLDER SERVICING AGENTS

   Citibank, N.A.                             450 West 33rd Street
                                              New York, NY 10001

   Citibank, N.A. - Citigold                  Citicorp Mortgage Inc. - Citigold
                                              15851 Clayton Road
                                              Ballwin, MO 63011

   Citibank, N.A. - The Citibank              153 East 53rd Street
   Private Bank                               New York, NY 10043

   Citibank, N.A. - Citibank Global           153 East 53rd Street
   Asset Management                           New York, NY 10043

   Citibank, N.A. - North American            111 Wall Street
   Investor Services                          New York, NY 10094

   Citicorp Investment Services               One Court Square
                                              Long Island City, NY 11120


Item 29.  Management Services.

      Not applicable.


Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                          CITIFUNDS FIXED INCOME TRUST

                                          By:   Philip W. Coolidge
                                             ------------------------------
                                                Philip W. Coolidge
                                                President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 1999.

              Signature                               Title
              ---------                               -----

   Philip W. Coolidge                  President, Principal Executive
----------------------------           Officer and Trustee
   Philip W. Coolidge

   John R. Elder                       Principal Financial Officer and
----------------------------           Principal Accounting Officer
   John R. Elder

   Riley C. Gilley*                    Trustee
----------------------------
   Riley C. Gilley

   Diana R. Harrington*                Trustee
----------------------------
   Diana R. Harrington

   Susan B. Kerley*                    Trustee
----------------------------
   Susan B. Kerley

   Heath B. McLendon*                  Trustee
----------------------------
   Heath B. McLendon

   C. Oscar Morong, Jr.*               Trustee
----------------------------
   C. Oscar Morong, Jr.

   E. Kirby Warren*                    Trustee
----------------------------
   E. Kirby Warren

   William S. Woods, Jr.*              Trustee
----------------------------
   William S. Woods, Jr.

*By: Philip W. Coolidge
    ------------------------
     Philip W. Coolidge
     Executed by Philip W. Coolidge
     on behalf of those indicated
     pursuant to Powers of Attorney.

                                   SIGNATURES

      The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 29th day of April, 1999.

                                    THE PREMIUM PORTFOLIOS
                                    on behalf of Government Income Portfolio

                                    By: Tamie Ebanks-Cunningham
                                       ------------------------------
                                        Tamie Ebanks-Cunningham,
                                        Assistant Secretary of
                                        The Premium Portfolios

      This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust has been signed by the following persons in the capacities indicated on April 29, 1999.

             Signature                              Title
             ---------                              -----

   Philip W. Coolidge*               President, Principal Executive
----------------------------         Officer and Trustee
   Philip W. Coolidge

   John R. Elder*                    Principal Financial Officer and
----------------------------         Principal Accounting Officer
   John R. Elder

   Elliott J. Berv*                  Trustee
----------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
----------------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*             Trustee
----------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
----------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
----------------------------
   E. Kirby Warren

*By: Tamie Ebanks-Cunningham
    ------------------------
     Tamie Ebanks-Cunningham
     Executed by Tamie
     Ebanks-Cunningham on behalf
     of those indicated as
     attorney in fact.

                                  EXHIBIT INDEX

             Exhibit
             No.:        Description:
             -------     ------------
             j           Independent auditors' consent
             n           Financial data schedule